Exhibit 10.1

AMENDMENT TO MANAGEMENT SERVICES AGREEMENT

This Amendment to Management Services Agreement (this "Amendment") is dated as of June 29, 2015, and is between SP Corporate Services LLC ("SP Corporate"), a Delaware limited liability company having an office at 590 Madison Avenue, 32nd Floor, New York, New York

10022, and ModusLink Global Solutions, Inc. (the "Company"), a Delaware corporation having an office at 1601 Trapelo Road, Suite 170, Waltham, Massachusetts 02451.

RECITALS

The Company and SP Corporate are parties to a Management Services Agreement dated as of January 1, 2015 (the "Management Services Agreement"), whereby SP Corporate furnishes the Company and its subsidiaries with certain Services. The parties desire to amend the Management Services Agreement to extend the term of the Management Services Agreement.

1.      Defined Terms.    Defined terms used but not defined in this Amendment are as defined in the Management Services Agreement.

2.      Amendment to Section 2.01.      Section 2.01 of the Management Services Agreement is hereby amended in its entirety to read as follows:

"This Agreement shall commence effective as of January 1, 2015, and shall continue through December 31, 2015, and shall automatically renew for successive one (1) year periods unless and until terminated as provided in Section 2.02 below; provided, however, the fees hereunder shall be subject to an annual review and adjustment as agreed upon by the parties hereto."

3.       Confirmation of Agreement.    All other terms of the Management Services Agreement shall remain in full force and effect.

4.      Counterparts.    This Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

SP CORPORATE SERVICES LLC

By:
James F. McCabe, Jr.

Chief Financial Officer

MODUSLINK GLOBAL SOLUTIONS, INC.

By:
Name: John J. Boucher
Title: President and Chief Executive Officer

[Signature Page to Amendment to Management Services Agreement]